Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:
Press Release	Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com
AIG	Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com
175 Water Street
New York, NY 10038 www.aig.com

AIG ANNOUNCES PRICING FOR ITS CASH TENDER OFFER

NEW YORK, March 31, 2015 – American International Group, Inc. (NYSE: AIG) today announced the Reference Yields and Total Consideration for its previously announced cash tender offer for the notes and debentures issued or guaranteed by AIG listed in the table below.

The complete terms of the tender offer are set forth in the offer to purchase dated March 17, 2015 and the related letter of transmittal. The early participation date for the tender offer was 5:00 p.m., New York City time, on March 30, 2015. The expiration date of the tender offer is 11:59 p.m., New York City time, on April 13, 2015, unless extended. The payment date for this tender offer will be promptly following its expiration and is expected to be on or about April 15, 2015. Withdrawal rights for the tender offers have expired and have not been extended.

Holders who validly tendered and did not validly withdraw their notes or debentures at or prior to 5:00 p.m., New York City time on March 30, 2015, and whose tenders are accepted for purchase, will receive the Total Consideration set forth in the table below, which includes an early participation amount of USD 50, GBP 50 or EUR 50 per USD 1,000, GBP 1,000 or EUR 1,000 principal amount, as applicable, of notes and debentures validly tendered and accepted for purchase. Holders validly tendering their notes or debentures after 5:00 p.m., New York City time, on the early participation date and on or prior to the expiration date and whose securities are accepted for purchase, will be eligible to receive only the Tender Offer Consideration, which is equal to the Total Consideration less the early participation amount. Holders whose notes and debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to but excluding the payment date.

The tender offer was oversubscribed. As previously announced, assuming no notes or debentures are validly tendered after the early participation date, we intend to accept all notes and debentures validly tendered of acceptance priority levels 1 through 6. Validly tendered debentures of acceptance priority level 7 will be accepted subject to proration. No notes or debentures of acceptance priority levels 8 through 17 will be accepted.

AIG has retained Barclays Bank PLC, Barclays Capital Inc., BofA Merrill Lynch, Goldman, Sachs & Co. and Goldman Sachs International as the Joint Lead Dealer Managers. Global Bondholder Services Corporation is the Information Agent and Depositary. For additional information regarding the terms of the tender offers, please contact: Barclays Bank PLC at +44 (0) 207 773 8990 (international); Barclays Capital

FOR IMMEDIATE RELEASE

Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); BofA Merrill Lynch at +44 (0) 20 7995 2929 (international), (888) 292-0070 (toll-free) or (980) 387-3907 (collect); Goldman, Sachs & Co. at (800) 828-3182 (toll-free) or (212) 902-5183 (collect); or Goldman Sachs International at +44 (0) 207 774 9862 (international). Requests for documents and questions regarding the tendering of notes and debentures may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001-212-430-3774 (international), by email at aig@gbsc-usa.com or to the Joint Lead Dealer Managers at their respective telephone numbers.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Yield	Reference Security/ Interpolated Rate	Fixed Spread	Total Consideration(1)(2)
8.175% Series A-6 Junior Subordinated Debentures	AIG	CUSIP: 026874BS5 026874BR7 (144A) U02687BW7 (Reg. S) ISIN: US026874BS54 US026874BR71 (144A) USU02687BW75 (Reg. S)	USD 1,195.5	1	2.550%	3.00% U.S. Treasury due 11/15/2044	250	USD 1,423.04

7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.*	CUSIP: 00138GAB5 ISIN: US00138GAB59	USD 136.2	2	2.550%	3.00% U.S. Treasury due 11/15/2044	260	USD 1,370.81

8.625% Series A-8 Junior Subordinated Debentures	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	GBP 65.7	3	0.619%	5.00% UK Treasury due 03/07/2018	170	GBP 1,187.67

8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.*	CUSIP: 00138GAA7 ISIN: US00138GAA76	USD 155.4	4	2.550%	3.00% U.S. Treasury due 11/15/2044	210	USD 1,416.37

8.000% Series A-7 Junior Subordinated Debentures	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	EUR 43.8	5	0.127%	May 2018 Interpolated Swap Rate	165	EUR 1,186.11

8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.*	CUSIP: 00138GAC3 ISIN: US00138GAC33	USD 244.6	6	2.550%	3.00% U.S. Treasury due 11/15/2044	265	USD 1,447.39

6.25% Series A-1 Junior Subordinated Debentures	AIG	CUSIP: 026874BE6 ISIN: US026874BE68	USD 496.2	7	2.550%	3.00% U.S. Treasury due 11/15/2044	235	USD 1,180.10

5.75% Series A-2 Junior Subordinated Debentures	AIG	ISIN: XS0291641420 CUSIP: 026874BF3	GBP 161.7	8	0.406%	1.75% UK Treasury due 01/22/2017	185	GBP 1,065.13

8 1⁄8% Debentures Due April 28, 2023	SunAmerica Inc.†	CUSIP: 866930AB6 ISIN: US866930AB63	USD 86.4	9	1.947%	2.00% U.S. Treasury due 02/15/2025	100	USD 1,368.09

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Yield	Reference Security/ Interpolated Rate	Fixed Spread	Total Consideration(1)(2)
6.765% Sterling Notes Due November 15, 2017	AIG	ISIN:XS0827565663 XS0702072900 (144A) XS0702072819 (Reg. S)	GBP 281.4	10	0.544%	1.00% UK Treasury due 09/07/2017	55	GBP 1,144.02

6.797% Euro Notes Due November 15, 2017	AIG	ISIN: XS0827566711 XS0702072140 (144A) XS0702071928 (Reg. S)	EUR 61.8	11	0.105%	November 2017 Interpolated Swap Rate	35	EUR 1,162.66

6 5⁄8% Notes Due 2029	AIG Life Holdings, Inc.*	CUSIP: 026351AZ9 ISIN: US026351AZ90	USD 150.0	12	2.550%	3.00% U.S. Treasury due 11/15/2044	80	USD 1,360.14

5.60% Debentures Due July 31, 2097	SunAmerica Inc.†	CUSIP: 866930AG5 ISIN: US866930AG50	USD 20.3	13	2.550%	3.00% U.S. Treasury due 11/15/2044	240	USD 1,128.88

7 1⁄2% Notes Due 2025	AIG Life Holdings, Inc.*	CUSIP: 026351AU0 ISIN: US026351AU04	USD 135.5	14	1.947%	2.00% U.S. Treasury due 02/15/2025	110	USD 1,389.44

4.875% Series A-3 Junior Subordinated Debentures	AIG	ISIN: XS0291642154 CUSIP: 026874BG1	EUR 306.2	15	0.083%	March 2017 Interpolated Swap Rate	175	EUR 1,056.71

6.820% Dollar Notes Due November 15, 2037	AIG	CUSIP: 026874CW5 026874CE5 (144A) U02687 CJ5 (Reg. S) ISIN:US026874CW57 US026874CE59 (144A) USU02687CJ55 (Reg. S)	USD 243.5	16	2.550%	3.00% U.S. Treasury due 11/15/2044	130	USD 1,445.33

5.850% Medium-Term Notes, Series G, due January 16, 2018	AIG	CUSIP: 02687QDG0 ISIN: US02687QDG01	USD 2,411.0	17	0.895%	1.00% U.S. Treasury due 03/15/2018	52	USD 1,119.30

*	Guaranteed by AIG.
†	All obligations of SunAmerica Inc. were assumed by AIG in 1999.
(1)	The Total Consideration payable for each USD 1,000, GBP 1,000 or EUR 1,000 principal amount of the notes or debentures validly tendered on or prior to the early participation date and accepted for purchase by us includes the early participation amount. In addition, holders whose notes or debentures are accepted will also receive accrued interest on such notes or debentures.
(2)	Per USD 1,000, GBP 1,000 or EUR 1,000 principal amount of notes or debentures.

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